UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 5, 2005

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number:	95-4598246
(State or other jurisdiction of incorporation or organization)	1-12675	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064

(Address of principal executive offices)

(310) 481-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Kilroy Realty Corporation (the “Company”) is filing this current report on Form 8-K in connection with recent changes to United States federal income tax considerations relating to, among other matters, the taxation of the Company as a real estate investment trust for United Stated federal income tax purposes and the exchange for and ownership and disposition of the Company’s common stock. This description replaces and supersedes, in its entirety, the section entitled “Material Federal Income Tax Considerations” contained in the Company’s current effective registration statements related to the issuance or possible issuance of common stock in exchange for common units of Kilroy Realty, L.P.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number	Description

99.1	United States Federal Income Tax Considerations

SIGNATURES

KILROY REALTY CORPORATION
Date: April 5, 2005
	By:	/s/ ANN MARIE WHITNEY
Ann Marie Whitney
Senior Vice-President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	United States Federal Income Tax Considerations